WRL FREEDOM ELITE BUILDER

issued through

WRL Series Life Account

by

Transamerica Life Insurance Company

Updating Summary Prospectus

May 1, 2025

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Sales of this policy were discontinued for new purchasers in 2008

This updating summary prospectus provides updated information about the WRL Freedom Elite Builder (the “Policy”), a flexible premium variable life insurance policy issued by us, Transamerica Life Insurance Company.

The prospectus for the Policy contains more information about the Policy including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at tlic.transamerica.com. You can also obtain this information at no cost by calling 1-800-851-9777.

Additional general information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to

Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)

Facsimile Transaction	1-727-299-1620

Electronic Transaction	www.tlic.transamerica.com

Payments made by check	PO Box 429, Cedar Rapids IA 52406-0429 or 6400 C St. SW, Cedar Rapids IA 52499-7463

Claims, general correspondence, and notices	Mailing Address: 6400 C St. SW, Cedar Rapids IA 52499-0001

SPECIAL TERMS

administrative office	Our administrative office address is 6400 C St. SW, Cedar Rapids IA 52499-0001. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other fax requests). Our administrative office serves as the recipient of all website (tlic.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday 7:00 a.m. – 6:00 p.m. Central Time. Please do not send any checks, claims, correspondence, or notices to this office; send them to the mailing address.
beneficiary(ies)	The person or persons you select to receive the Policy’s death benefit.
cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.
death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest and, if the insured dies during the grace period, any charges that are due and unpaid.
fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.
insured	The person whose life is insured by the Policy.
lapse	When life insurance coverage ends and the Policy terminates because you do not have enough value in the Policy to pay monthly deductions, the surrender charge, and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of the Policy’s grace period.

mutual fund company(ies)	A management investment company registered with the SEC. The Policy allows you to invest in the portfolio companies (also known as underlying fund portfolios) of the mutual fund companies through our subaccounts.
Policy	The flexible premium variable life insurance policy, a contract between us and you that describes the terms of your life insurance policy.
portfolio company(ies)	Investment options made available by mutual fund companies under the Policy. Also referred to as underlying fund portfolio(s).
premiums	All payments you make under the Policy other than loan repayments.
specified amount	The amount of life insurance coverage under your Policy.
surrender charge	A charge you pay if you withdraw money from your Policy or fully surrender your Policy during certain defined time periods.
termination	When the insured’s life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.
we, us, our, the Company (Transamerica )	Transamerica Life Insurance Company.
you, your (Owner or policyowner)	The person entitled to exercise all rights as the owner under the Policy.

UPDATED INFORMATION ABOUT YOUR POLICY

The following is a summary of certain policy features that have changed since the prospectus dated May 1, 2022. This may not reflect all of the changes that have occurred since you entered into your Policy.

SUMMARY OF RECENT POLICY CHANGES:

The information in this Updating Summary Prospectus is a summary of certain policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since you entered into your Policy.

• For changes in the names of certain portfolio companies and/or advisers/subadvisors please refer to Appendix: Portfolio Companies Available Under The Policy.

• For updated portfolio expense information please refer to “Important Information You Should Consider About This Policy” and Appendix: Portfolios Available Under The Policy.

• For updated portfolio company performance information please refer to Appendix: Portfolio Companies Available Under The Policy.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES			Location in Prospectus
Are There Charges for Early Withdrawals?

Yes. If you withdraw (or surrender) money from your Policy during the first 10 policy years, you will be assessed a surrender charge. You will also be assessed a surrender charge if you withdraw money from your Policy during the 10-year period following any increase in the Policy’s specified amount. The maximum surrender charge depends on when your Policy was issued, but will not be greater than $60.00 per $1,000 of the Policy’s initial specified amount (or increase in specified amount).

For example, if you purchased a Policy with an initial specified amount of $300,000 and were to withdraw $100,000 during the surrender charge period (and assuming that the Policy’s specified amount had not been increased), the maximum surrender charge would be $18,000.

Fee Tables Charges and Deductions
Is there a Cash Withdrawal Charge?	Yes. If you withdraw money from your Policy, we will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.			Fee Tables Cash Withdrawals
Are There Transaction Charges?

Yes. In addition to surrender charges for early withdrawals, you may also be charged for other transactions. There may be front-end loads on premium payments, charges for transfers between investment options, and administrative charges for withdrawals.

We reserve the right to deduct a charge for special services, including overnight delivery and wire service fees.

Fee Tables Charges and Deductions Cash Withdrawals
Is there a Decrease Charge?	Yes. If you decrease the specified amount during the first 15 Policy years or during the 15 year period following an increase in specified amount, we will deduct a decrease charge from your cash value			Fee Tables Cash Withdrawals
Are There Ongoing Fees and Expenses (annual charges)?

Yes. In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and that such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the schedule page of your Policy for rates applicable to your Policy.

These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the Owner; if such charges were reflected, the fees and expenses would be higher.

You will also bear expenses associated with the portfolios under the Policy to which you have allocated cash value, as shown in the following table:

Fee Tables Charges and Deductions Appendix: Portfolio Companies Available Under the Policy.
	Annual Fee	Minimum	Maximum
	Portfolio Company [1] (fund fees and expenses)	0.29%	3.33%
[1] As a percentage of Portfolio Company assets.

RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy, including loss of principal.	Principal Risks of Investing in the Policy
Is this a Short-Term Investment?

No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the Policy is more beneficial to investors with a long-term investment horizon. You may pay substantial charges if you take withdrawals or fully surrender the Policy during the surrender charge period.

What Are the Risks Associated with Investment Choices?

•  An investment in the Policy is subject to the risk of poor investment performance. The investment performance of your Policy can vary depending on the performance of the investment options that you choose.

•  Each investment option (including the fixed account option) has its own unique risks.

•  You should review the investment options carefully before making an investment decision.

What are the Risks Related to the Insurance Company?	An investment in the Policy is subject to the risks related to Transamerica Life Insurance Company. Any obligations (including under the fixed account option), guarantees, and benefits under the Policy are subject to our claims-paying ability. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting tlic.transamerica.com or calling toll-free (800) 851-9777.	Principal Risks of Investing in the Policy
Is there a Risk of Contract Lapse?	Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. There are costs associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.
RESTRICTIONS		Location in Prospectus
What are the Restrictions on the Investment Options?

•  There may be a $25 charge for each transfer in excess of 12 transfers per Policy year.

•  Transfers from the fixed account option may be subject to significant restrictions related to the number of transfers per Policy Year and amounts transferred.

•  The fixed account option may not be available for investment depending on when you applied for your Policy and when it was issued.

•  We reserve the right to remove or substitute portfolios as investment options under the Policy.

The Fixed Account The Separate Account Transfers

What Are the Optional Benefits?

•   Supplemental insurance benefits are available only to insureds within certain age ranges, are subject to minimum and/or maximum specified amounts, and are subject to termination conditions.

•   Certain benefits cannot be elected after Policy purchase.

•   Certain benefits cannot be elected in combination with other benefits.

•   We may stop offering an optional benefit at any time.

Other Benefits Under the Policy
TAXES		Location in Prospectus
What Are the Policy’s Tax Implications?

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If you purchased the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

•   Earnings on your Policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations
CONFLICT OF INTEREST		Location in Prospectus
How Are Investment Professionals Compensated?

Your investment professional may receive compensation for selling this Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, LLC (“TCL”) (formerly Transamerica Capital, Inc.), the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses.

This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.

Compensation to Broker-Dealers Selling the Policies
Should I Exchange My Policy?	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.	Compensation to Broker-Dealers Selling the Policies Tax-Free Section 1035 Exchanges

APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of portfolio companies available under the Policy, which are subject to change as discussed in this prospectus.

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at: http://dfinview.com/Transamerica/TAHD/959393679/?site=VAVUL. You can also request this information at no cost by calling our administrative Office at 1-800-851-9777.

The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio- Class B(2) Advised by AllianceBernstein L.P	0.096%	8.58%	4.14%	5.18%
Investment Objective: The fund seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio* -Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.81%	33.45%	16.74%	13.33%
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity Income Portfolio*- Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.72%	15.06%	9.80%	8.94%
Investment Objective: The fund seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio*- Service Class 2 Advised by: Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.82%	38.56%	18.46%	17.93%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years

Investment Objective: Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio -Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc.; Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%

Investment Objective: Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund- Class 4(2) Advised by Franklin Advisers, Inc.	0.95%	8.89%	5.45%	5.25%

Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield(2) Advised by: ProFund Advisors LLC	1.70%	6.31%	1.60%	3.30%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30(2) Advised by: ProFund Advisors LLC	1.84%	11.56%	-0.58%	1.93%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).	ProFund VP Bull(2) Advised by: ProFund Advisors LLC	1.72%	22.49%	12.27%	10.89%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication (2) Advised by: ProFund Advisors LLC	1.76%	32.64%	10.97%	7.08%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).	ProFund VP Consumer Discretionary(2) Advised by: ProFund Advisors LLC	1.76%	24.44%	9.74%	9.93%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of BNY Mellon Emerging Markets 50 ADR® Index (the “Index”).	ProFund VP Emerging Markets(2) Advised by: ProFund Advisors LLC	1.82%	7.85%	1.61%	3.37%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years

Investment Objective: seeks investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy(2) Advised by: ProFund Advisors LLC	1.75%	3.77%	9.94%	2.51%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund VP Europe 30(2) Advised by: ProFund Advisors LLC	1.79%	4.35%	5.03%	4.05%

Investment Objective: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the ICE® U.S. Dollar Index® (the “Index”).	ProFund VP Falling U.S. Dollar(2) Advised by: ProFund Advisors LLC	3.33%	-5.12%	-2.94%	-3.17%

Investment Objective: seeks daily investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (the “Index”).	ProFund VP Financials(2) Advised by: ProFund Advisors LLC	1.74%	28.45%	9.67%	9.53%

Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(2),(3) Advised by: ProFund Advisors LLC	1.70%	4.31%	1.89%	1.07%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).	ProFund VP International(2) Advised by: ProFund Advisors LLC	1.71%	0.88	2.14%	2.66%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”).	ProFund VP Japan(2) Advised by: ProFund Advisors LLC	1.72%	2.22%	12.27%	9.06%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index (the “Index”).	ProFund VP Materials(2) Advised by: ProFund Advisors LLC	1.76%	-1.55%	8.03%	5.99%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”).	ProFund VP Mid-Cap(2) Advised by: ProFund Advisors LLC	1.71%	11.14%	7.82%	7.22%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index (the “Index”).	ProFund VP NASDAQ-100(2) Advised by: ProFund Advisors LLC	1.75%	23.43%	17.66%	16.13%

Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”).	ProFund VP Pharmaceuticals(2) Advised by: ProFund Advisors LLC	1.75%	3.41%	2.79%	3.14%

Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).	ProFund VP Precious Metals(2) Advised by: ProFund Advisors LLC	1.74%	6.58%	1.69%	4.23%

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short Emerging Markets(2) Advised by: ProFund Advisors LLC	1.73%	-4.65%	-7.60%	-8.67%

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short International(2) Advised by: ProFund Advisors LLC	1.70%	3.50%	-5.57%	-6.43%

Investment Objective: seeks daily investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).	ProFund VP Short NASDAQ-100(2) Advised by: ProFund Advisors LLC	1.76%	-16.21%	-19.99%	-18.21%

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short Small-Cap(2) Advised by: ProFund Advisors LLC	1.82%	-6.51%	-11.57%	-10.90%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).	ProFund VP Small-Cap(2) Advised by: ProFund Advisors LLC	1.86%	9.46%	5.37%	5.85%
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund VP Small-Cap Value(2) Advised by: ProFund Advisors LLC	1.76%	5.87%	6.35%	6.37%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily the daily performance of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”).	ProFund VP U.S. Government Plus(2) Advised by: ProFund Advisors LLC	1.45%	-12.83%	-10.63%	-4.12%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Nasdaq-100® Index (the “index”).	ProFunds VP UltraNASDAQ-100(2) Advised by: ProFund Advisors LLC	1.78%	41.41%	27.60%	27.56%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index.	ProFund VP UltraSmall-Cap(2) Advised by: ProFund Advisors LLC	1.89%	10.70%	1.84%	6.01%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index (the “Index”).	ProFund VP Utilities(2) Advised by: ProFund Advisors LLC	1.76%	21.27%	4.49%	6.50%
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC.	0.53%	2.14%	-0.23%	1.45%
Investment Objective: Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC.	0.50%	1.38%	-0.05%	1.47%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP– Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.63%	7.43%	3.45%	4.61%
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Initial Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.72%	0.72%	16.93%	4.49%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.58%	0.58%	0.33%	-0.70%
Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial Class(3) Sub-Advised by: BlackRock Investment Management, LLC	0.29%	0.29%	5.03%	2.29%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.65%	0.65%	6.71%	2.52%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.63%	0.63%	9.44%	3.04%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.65%	0.65%	12.79%	2.90%
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.45%	0.45%	6.71%	3.10%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC.	0.67%	8.90%	2.54%	3.94%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC.	0.69%	6.42%	1.78%	3.42%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Initial Class(2), Sub-Advised by: BlackRock Investment Management, LLC.	0.69%	11.95%	4.70%	5.22%
Investment Objective: Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.85%	1.25%	0.73%	2.65%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock Tactical Allocation VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.75%	12.76%	5.96%	5.88%
Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Initial Class Sub-Advised by: Milliman Financial Risk Management LLC	0.38%	9.39%	4.08%	4.66%
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Initial Class Sub-Advised by: Milliman Financial Risk Management LLC	0.40%	13.52%	6.52%	6.31%
Investment Objective: Seeks capital growth.	Transamerica International Focus VP - Initial Class(4) Sub-Advised by: Sands Capital Management, LLC.	0.84%	-1.05%	3.59%	4.79%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years

Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Initial Class Sub-Advised by: Janus Henderson Investors US LLC	0.74%	15.16%	8.00%	8.21%

Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Initial Class Sub-Advised by: Janus Henderson Investors US	0.82%	14.39%	9.29%	9.71%

Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.72%	5.72%	2.49%	3.65%

Investment Objective: Seeks long-term capital appreciation.	Transamerica JPMorgan Asset Allocation - Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.81%	16.37%	10.11%	9.01%

Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.79%	11.05%	6.19%	6.51%

Investment Objective: Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.74%	8.02%	3.99%	4.91%

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP- Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.61%	24.23%	15.15%	12.89%

Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.89%	2.03%	2.95%	3.86%

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years

Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.80%	4.44%	2.66%	3.49%

Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Initial Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.76%	15.16%	8.00%	8.21%

Investment Objective: Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP – Initial Class Sub-Advised by Morgan Stanley Investment Management Inc.)	0.88%	7.27%	5.32%	5.30%

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.63%	14.94%	9.16%	8.41%

Investment Objective: Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Initial Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	0.81%	8.86%	8.38%	8.51%

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP - Initial Class Sub-Advised by: T. Rowe Price Associates, Inc.	0.83%	12.78%	7.86%	9.65%

Investment Objective: Growth from capital appreciation.	Transamerica TSW Mid Cap Value Opportunities VP** - Initial Class Sub-Advised by: Thompson, Siegel & Walmsley LLC	0.76%	8.48%	7.63%	7.35%

Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class Sub-Advised by: Wellington Management Company, LLP	0.64%	28.99%	15.82%	15.30%

(1)	You should work with your investment professional to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)	This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information ..
(3)	There can be no assurance any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccounts may become extremely low and possibly negative.
(4)	Effective October 25, 2024, the subadvisor for Transamerica International Focus VP changed from Epoch Investment Partners, Inc. to Sands Capital Management, LLC.
*	The Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio, and the Fidelity VIP Growth Opportunities Portfolio are no longer available for sale to new investors.
**	Transamerica JPMorgan Mid Cap Value VP, renamed TSW Mid Cap Value Opportunities VP effective May 1, 2024, previously offered as an investment option under your Policy, does not accept new investments from current or prospective investors.
Note	All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at 1-800-851-9777 or write us at:

Transamerica Life Insurance Company

6400 C Street SW

Cedar Rapids, IA 52499

Reports and other information about the Separate Account are available on the SEC’s website at sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier C000223616